Exhibit 99.2

GAIN Capital to Acquire City Index

Creating a Global Leader in Online Trading

October 31, 2014

                                                                               1

Safe Harbor Statement

Forward Looking Statements
The forward -looking statements contained herein include, without limitation, statements relating to GAIN Capital's and/or City Index (Holdings) Limited
("City Index") expectations regarding the opportunities and strengths of the combined company created by the proposed business combination, anticipated cost and revenue synergies, the strategic rationale for the proposed business combination, including expectations regarding product offerings, growth opportunities, value creation, and financial strength, and the timing of the closing. All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that GAIN Capital or
City Index will realize these expectations or that these beliefs will prove correct. In addition, a variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN
Capital's annual report on Form 10-K, as filed with the Securities and Exchange
Commission on March 17, 2014, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, including changes in regulation of the futures companies, errors or malfunctions in GAIN
Capital's systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively compete in the futures industry, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward -looking statements included herein represent GAIN
Capital's views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward -looking statement for any reason unless required by law.

Non-GAAP Financial Measures
This presentation contains various non-GAAP financial measures, including
Adjusted EBITDA and Cash EPS. These non-GAAP financial measures have certain limitations, including that they do not have a standardized meaning and, therefore, our definitions may be different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting of these non-GAAP financial measures assist investors in evaluating our historical and expected operating performance. However, because these are not measures of financial performance calculated in accordance with
GAAP, such measures should be considered in addition to, but not as a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net income.

                                                                               2

and

Glenn Stevens

CEO, GAIN Capital

                                                                               3

GAIN Capital + City Index:

Creating A Global Leader in Online Trading

[] GAIN Capital to acquire City Index, a UK-based   global provider of CFDs and
foreign exchange for retail investors

[] Combination creates one of the world's largest and most diversified providers of leveraged trading
[] #2 provider of retail OTC trading with trailing twelve months revenue of
$462mm;  adjusted EBITDA of $61mm;  and retail trading volume of $3.1 trillion

[] Key strategic benefits of transaction:
[] Increases scale -- Combined company will have over 235,000 funded accounts,
~$1.2    billion in customer assets and retail trading volume in excess of $3 trillion(1)
[] Diversifies global footprint -- Positions combined company as a top provider in the major global markets
[] Diversifies retail business -- GAIN Capital's leadership in FX and City
Index's strength in CFDs/spread bets provides greater diversification of volume and revenue sources in retail business

[] Key financial benefits of transaction:

[] Synergies -- Fixed operating expense synergies of $45mm--$55mm     relative
to the combined company's trailing twelve months expenses. Expect to begin realizing synergies promptly after closing, with full synergies achieved over
18-24   months
[] Positive earnings impact -- Expect transaction to be accretive on both an adjusted (2) and cash(3) EPS basis by the fourth quarter after transaction closing
[] Positive tax attributes -- Estimated $65mm of available NOLs at City Index
[] Maintains strong financial footing -- Combined company will increase current liquidity to over $170mm (pro forma)(4)

Note: All pro forma financials represent the combination of GAIN Capital and
City Index via simple addition.
(1) Funded accounts and client assets as of September 30, 2014. Retail trading volume for the trailing twelve months ended September 30, 2014. (2) Reflects
GAAP EPS with an adjustment for expected restructuring charges.
(3) Reflects GAAP EPS with an adjustment for non-cash   expenses including:
acquired intangible amortization, depreciation and amortization and non-cash interest expense.
(4) See pro forma liquidity chart in appendix to this presentation.

                                                                               4

Summary of Transaction

[] Purchase price of $118mm (1)  , consisting of:

[] Cash: $20mm

[] Convertible note: $60mm

[] 4.125%  annual interest, payable semi-annually

[] 5-year  term

[] Placed principally with City Index's largest shareholder, IPGL Limited

[] Fully flexible settlement (cash, stock or any combination thereof)

[] Conversion price set at closing pursuant to collar mechanism

[] GAIN Capital common stock: ~5.3mm  shares

[] Purchase price represents $28mm  premium over tangible book

[] Net Purchase Price: $82mm

[] Including City Index's cash on hand of $36mm

[] Synergies
[] Combination of operations is expected to generate $45mm  -- $55mm of operating expense synergies over the first 2 years post-close

[] Expect ~20% of these savings in year 1 and balance in year 2

[] Transaction expected to close in Q1 2015

Note: Assumes GBP/USD exchange rate of 1.60.
(1) Based on the closing price of GCAP common stock as of October 30, 2014.

                                                                               5

City Index Overview

[] Founded in 1983 with headquarters in London

[] 375 employees across 7 offices

[] London, Sydney, Shanghai, Dubai, Warsaw, Singapore and Kuala Lumpur

[] TTM September 30, 2014 financial and operating metrics (1)

[] Financials

[] Revenue: $124.8mm

[] EBITDA: $10.7mm   (9% margin)

[] Operating Metrics

[] Funded accounts: 103,761

[] Client assets: $344mm

[] Customer trading volume: $880.1bn   (ADV: $3.4bn)

[] Majority owned by IPGL, the private holding company for the interests of
Michael Spencer, founder and Chief Executive of ICAP plc, the global markets operator

(1) Based on GBP/USD exchange rate of 1.60.

                                                                               6

City Index Overview (cont. )

[] City Index operates several brands offering clients CFDs, foreign exchange and UK spread betting
[] City Index: CFDs, foreign exchange and UK spread betting
[] IFX Markets: CFDs and foreign exchange

[] Advanced proprietary trading technology - full suite of customer facing platforms (Advantage Trader, GTS, etc. ) and execution / risk management systems
[] Majority (63%) of customer trading volume from CFDs

Volume by Geography (1)

Asia Pacific, 8% Rest of World, 0%

China, 26%

UK, 51%

EMEA, 16%

Volume by Asset Class (1)

Other CFDs, 6%

Equities, 2%

FX, 38%

Equity Indices, 55%

(1) Based on trailing twelve month retail trading volume as of September 30,
2014.

                                                                               7

City Index Historical Financials & Operating Metrics

	3 Months Ended				12 Months Ended		
	31-Dec-13	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-12	31-Dec-13	30-Sep-14
Revenue	$36.5	$28.8	$23.3	$36.2	$168.8	$151.3	$124.8
Less: Referral Fees	(7.2)	(7.0)	(5.7)	(6.2)	(43.9)	(38.6)	(26.3)
Net Revenue	$29.3	$21.7	$17.6	$30.0	$124.9	$112.6	$98.6
Less: Other Operating Expenses	(21.8)	(20.6)	(22.2)	(23.3)	(119.9)	(105.5)	(87.9)
Adjusted EBITDA[1]	**$7.5**	**$1.1**	**($4.6)**	**$6.7**	**$4.9**	**$7.1**	**$10.7**
Revenue Growth %	*7%*	*(5%)*	*(5%)*	*20%*	*(5%)*	*(5%)*	*(5%)*
EBITDA Margin %	*21%*	*4%*	*NA*	*18%*	*3%*	*5%*	*9%*
Key Operating Metrics & Balance Sheet Data							
Customer Trading Volume (billions)	$213.0	$238.1	$205.5	$223.5	$1,191.1	$1,002.7	$880.1
Average Daily Volume (billions)	$3.3	$3.8	$3.2	$3.4	$4.7	$3.9	$3.4
Funded Accounts	119,349	120,172	118,799	103,761 [2]	143,580	119,349	103,761
Client Assets	$400.5	$370.7	$366.5	$344.2	$377.7	$400.5	$344.2
PnL/mm	$171	$121	$114	$162	$142	$151	$142

Note: Dollars in millions, except where noted otherwise. Based on GBP/USD exchange rate of 1.60.

(1) Adjusted EBITDA is a non-GAAP financial measure that represents earnings before interest, taxes, depreciation, amortization, and other one-time expenses. A reconciliation of net income to adjusted EBITDA is available in the appendix to this presentation.

(2) Inactivity fee initiated in July 2014 resulted in the closure of a significant number of dormant accounts.

GAIN CAPITAL 8

Pro Forma GAIN Capital

Historical Pro Forma Revenue

$500 $462 $450 $418 $400 $125 $350 $320 $151 $300

$250 $169 $200 $337 $150 $267 $100 $151 $50

$0
CY2012 CY2013 TTM

GAIN City Index

Historical Pro Forma Adjusted EBITDA

$80

                                  $68 $70 $7 $61 $60 $11 $50

$40

$30 $61 $51 $20 $16 $5 $10 $11 $0 CY2012 CY2013 TTM

GAIN City Index

Pro Forma TTM Retail Volume by Asset Class

        Other CFDs Equities 10% 1%

Indices 28%

FX 61%

TTM Pro Forma Volume: $3.1 trillion

The combination of GAIN Capital and City Index creates a company with(1):

[] Revenue: >$462mm

[] Adjusted EBITDA (pre-synergies):   ~$61mm  (13% margin)

[] Adjusted EBITDA (post-synergies) (2)  : ~$111mm  (24% margin)

[] Pro forma retail volume: $3.1   trillion (ADV: $11.9   billion)

Note: Dollars in millions. All pro forma financials represent the combination of GAIN Capital and City Index via simple addition. Based on GBP/USD exchange rate of 1.60.
(1) For the trailing twelve months ended September 30, 2014.
(2) Assumes $50mm  of fixed operating expense synergies based on midpoint of
$45mm-$55mm     estimated synergies over the first 2 years post- closing.

                                                                               9

Pro Forma GAIN Capital Operating Metrics

Client Assets


$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,058
$374
$684
$1,140
$400
$739
$1,177
$371
$806
$1,207
$367
$840
$1,194
$344
$850
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
GAIN
City Index

Funded Accounts


300,000
250,000
200,000
150,000
100,000
50,000
-
245,221
117,916
127,305
248,479
119,349
129,130
250,005
120,172
129,833
249,639
118,799
130,840
235,782
103,761(1)
132,021
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
GAIN
City Index

Retail Trading Volume (by Geography)(2)

GAIN Capital


US, 16%
UK, 7%
EMEA, 28%
China, 24%
Asia-Pac, 17%
Rest of World, 8%

City Index


UK, 51%
EMEA, 16%
China, 26%
Asia-Pac, 8%

Pro Forma


Rest of World, 5%
US, 11%
UK, 19%
EMEA, 25%
China, 25%
Asia-Pac, 15%

Retail Trading Volume (by Asset Class)(2)

GAIN Capital


Other CFDs, 12%
Equity Indices, 18%
FX, 70%

City Index


Equities, 2%
Other CFDs, 6%
FX, 38%
Equity Indices, 55%

Pro Forma


Equities, 1%
Other CFDs, 10%
Equity Indices, 28%
FX, 61%

Note: Client assets in millions. Trading volume in billions. Based on GBP/USD exchange rate of 1.60.

(1) Inactivity fee initiated in July 2014 resulted in the closure of a significant number of dormant accounts.

(2) Based on trailing twelve months as of September 30, 2014. GAIN Capital: $2.2 billion; City Index: $0.9 billion; and Pro Forma: $3.1 trillion.

GAIN CAPITAL 10

Synergies – Fixed Operating Expenses

- The companies expect to eliminate between $45mm – $55mm in operating costs over the first 2 years after closing
- The companies are continuing to develop detailed integration plans, focusing achievement of cost savings through:
  - Consolidation of office locations and functions
  - Consolidation of trading platforms and systems
  - Reduced product and software development costs
  - Reduced trading expenses

Quarterly Historical Fixed Operating Expenses



$80
$70
$60
$50
$40
$30
$20
$10
$0
$73.7
$70.9
$64.7
$63.5
$60.7
$61.1
$58.7
$24.0
$23.8
$21.2
$19.9
$18.8
$20.2
$20.9
$49.7
$47.1
$43.5
$43.6
$41.9
$40.8
$37.8
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
GAIN
City Index

Impact of Synergies



$300
$250
$200
$150
$100
$50
$0
$272.8
$243.9
$193.9
$88.9
$79.8
$183.9
$164.1
CY 2013
TTM
PF TTM¹
GAIN
City Index
Synergies

Breakdown of Synergies



Premises, 4%
Technology, 16%
Operational, 14%
Overlapping Functions, 65%

Note: Dollars in millions. Based on GBP/USD exchange rate of 1.60. Calculation of fixed operating expenses for both companies available in the appendix to this presentation.

(1) Assumes $50mm of fixed operating expense synergies based on midpoint of $45mm-$55mm estimated synergies over the first 2 years post-closing.

GAIN CAPITAL 11

Successful Industry Consolidator

[] City Index transaction is a key part of the successful execution of GAIN's acquisition strategy

[] MandA is focused on expanding into new products, customer segments and geographies

[] Pro forma for the acquisition, GAIN Capital's asset base has nearly tripled in the past 2 years and increased by >4x since IPO

Pre-IPO

dbFX
MG (Retail Forex) CMS
Financial
(Retail Fortune Capital (Retail Forex)
(Retail Forex) Forex)

Mar. 18, April 21, 2008 Sept. 13, Oct. 18, 2011 2010 2010
2008 2010
Client Assets: Client Assets: $124mm $257mm

    Post -IPO City Index (Retail Forex) Galvan Research (Advisory) GAA and GFT
Top Third (Retail Forex (Futures) and Institutional) FX Solutions (Retail Forex)
             GFT U.S. Oct. 30, 2014 (Retail Forex) Open E Cry (Futures) April
7, March 2014 13, 2014 9/30/14 (1)
Sept. 24, Client Assets: 2013 $1.2bn
Feb. 22, 2013
Dec. 6, 2013
Sept. 6, 2012 Client Assets: 2012 $739mm 2012 Client Assets: $446mm

(1) Pro forma for acquisition of City Index.

                                                                              12

Pro Forma Industry Landscape

As a result of the transaction, GAIN Capital becomes the second largest provider of leveraged OTC retail trading[]

$14 Average Daily Volume (1)
$ 12.6

$12 $11.3

$10.1
$10

$8 .2
$8 $7.6

$6
$5.1
$4 .6
$4 $3.7
$3 .3

$2

$0
FXCM PF GAIN Saxo Alpari IG Markets Oanda LMAX FXOpen Interactive
Brokers

[]while continuing to develop its commission -based businesses (institutional, futures and advisory)

Note: Dollars in billions. Dotted line represents impact of City Index trading volume.
(1) Based on Forex Magnates 3Q 2014 Quarterly Industry Report for the 3 months ended August 31, 2014. GAIN and City Index volume based on actual data per GAIN and City Index management. Excludes Japanese brokers.

                                                                              13

Q3 2014 GAIN Capital Flash Results

[] Revenue: $102.8mm

[] Adjusted EBITDA (1): $26.6mm

[] Net Income: $14.7mm

[] GAAP EPS (diluted): $0.32

[] Adjusted EPS (diluted) (2): $0.36

[] Cash EPS(3): $0.40

[] Key Operating Metrics

[] Funded Accounts: 132,021

[] Trading Volume: $605.4bn

[] Client Assets: $850mm

[] Earnings call scheduled for November 6, 2014

(1) Adjusted EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation, amortization, restructuring, acquisition and integration expenses. A reconciliation of net income to adjusted EBITDA is available in the appendix to this presentation.

(2) Adjusted EPS is a non-GAAP financial measure that represents net income per share excluding the impact of restructuring, acquisition and integration expenses. A reconciliation of GAAP EPS to adjusted EPS is available in the appendix to this presentation.

(3) Cash EPS is a non-GAAP financial measure that represents net income per share excluding the impact of depreciation, amortization, purchased intangible amortization and non-cash interest expense.

(4) Definitions for all our operating metrics are available in the appendix to this presentation.

                                                                              14

Closing Remarks

[] Combination of GAIN Capital and City Index to create a global leader in online trading

[] Transaction boosts CFD revenue and provides more balanced mix of retail revenue sources

[] GAIN will leverage established integration experience to achieve an estimated $45mm --  $55mm  of fixed operating expense synergies

[] City Index brands and technology provide platform for further growth in global markets

[] Transaction to be accretive to adjusted earnings within four quarters of closing

                                                                              15

Appendix

                                                                              16

Pro Forma Liquidity

	September 30, 2014			Pro Forma
($ in millions)	GAIN Capital	City Index	Adjustments	9/30/2014
Cash and cash equivalents	$82.2	$35.6	($20.0) [1]	$97.8
Cash and securities held for customers	849.7	344.2	0.0	1,193.9
Short term investments	0.9	0.0	0.0	0.9
Receivables from banks and brokers	165.3	46.5	0.0	211.8
Total Operating Cash	$1,098.1	$426.2	($20.0)	$1,504.4
Less: Cash and securities held for customers	(849.7)	(344.2)	(0.0)	(1193.9)
Free Operating Cash	$248.4	$82.1	($20.0)	$310.5
Less: Minimum regulatory capital requirements	(88.4)	(50.8)	0.0	(139.2)
Current Liquidity	**$160.0**	**$31.3**	**($20.0)**	**$171.3**

Note: Based on GBP/USD exchange rate of 1.60.

(1) Reflects $20mm cash used for acquisition.

GAIN | CAPITAL 17

Fixed Operating Expenses Reconciliation (City Index and GAIN Capital)

City Index Fixed Operating Expenses									
($ in millions)	Q1 13	Q2 13	Q3 13	Q4 13	Q1 14	Q2 14	Q3 14	CY 2013	TTM
Total Expenses	**$51.6**	**$48.4**	**$40.6**	**$37.1**	**$37.3**	**$33.0**	**$34.3**	**$177.8**	**$141.7**
Less: Referral Fees & Bad Debt	(10.1)	(12.2)	(9.7)	(7.0)	(6.7)	(5.4)	(6.1)	(39.1)	(25.1)
Less: Other Costs of Sales	(2.3)	(3.8)	(1.9)	(1.2)	(0.7)	(1.7)	(1.8)	(9.3)	(5.4)
Less: Depreciation & Amortization	(7.3)	(7.4)	(7.3)	(7.1)	(7.1)	(4.9)	(5.2)	(29.2)	(24.4)
Less: One-time Expenses	(3.9)	(0.1)	0.4	(1.1)	(2.6)	(0.2)	0.5	(4.7)	(3.3)
Less: Variable Compensation	(4.0)	(0.9)	(1.0)	(0.9)	(1.5)	(0.6)	(0.7)	(6.7)	(3.6)
Total Fixed Operating Expenses	**$24.0**	**$23.8**	**$21.2**	**$19.9**	**$18.8**	**$20.2**	**$20.9**	**$88.9**	**$79.8**

GAIN Capital Fixed Operating Expenses									
($ in millions)	Q1 13	Q2 13	Q3 13	Q4 13	Q1 14	Q2 14	Q3 14	CY 2013	TTM
Total Expenses	**$78.7**	**$80.5**	**$84.8**	**$78.1**	**$74.8**	**$75.3**	**$80.7**	**$322.1**	**$308.9**
Less: Referral Fees & Bad Debt	(19.6)	(19.2)	(19.8)	(19.2)	(21.3)	(21.1)	(26.2)	(77.8)	(87.8)
Less: Depreciation & Amortization	(2.1)	(2.3)	(2.2)	(2.5)	(2.2)	(1.8)	(2.0)	(9.1)	(8.5)
Less: Purchased Intangible Amortization	(1.4)	(1.4)	(1.2)	(1.2)	(1.0)	(1.6)	(2.0)	(5.2)	(5.7)
Less: One-time expenses	-	-	(9.7)	(3.9)	(2.2)	(0.7)	(1.3)	(13.6)	(8.1)
Less: GAA/TT/Galvan Acquisition	-	-	-	-	-	(1.4)	(2.3)	-	(3.7)
Less: Variable Compensation	(5.9)	(10.5)	(8.4)	(7.7)	(6.2)	(7.9)	(9.1)	(32.5)	(30.9)
Fixed Operating Expenses	**$49.7**	**$47.1**	**$43.5**	**$43.6**	**$41.9**	**$40.8**	**$37.8**	**$183.9**	**$164.1**

Note: Based on GBP/USD exchange rate of 1.60.

GAIN | CAPITAL 18

Net Income to Adjusted EBITDA Reconciliation (GAIN Capital)

($ in millions)	12 Months Ended December 31, 2012	2013	3 Mos. Ended 9/30/14	TTM 9/30/14
Net Revenue	**$151.4**	**$266.4**	**$102.8**	**$337.3**
Net Income	**$2.6**	**$31.3**	**$14.7**	**$17.7**
Depreciation & Amortization	4.9	7.8	2.0	8.6
Purchase Intangible Amortization	4.1	2.9	2.0	5.8
Interest Expense	0.4	1.4	1.5	5.5
Income Tax Expense/(Benefit)	(1.5)	13.8	5.1	7.0
Acquisition & Integration Costs	-	2.2	0.9	3.9
Restructuring	0.6	1.6	0.4	2.2
Adjusted EBITDA	**$11.1**	**$61.0**	**$26.6**	**$50.7**
Adjusted EBITDA Margin %	*7%*	*23%*	*26%*	*15%*

GAIN CAPITAL 19

Net Income to Adjusted EBITDA Reconciliation (City Index)

	3 Months Ended				12 Months Ended		
($ in millions)	31-Dec-13	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-12	31-Dec-13	30-Sep-14
Revenue	**$36.5**	**$28.8**	**$23.3**	**$36.2**	**$168.8**	**$151.3**	**$124.8**
Net Income	**($0.7)**	**($8.5)**	**($9.7)**	**$1.9**	**($24.7)**	**($26.7)**	**($17.0)**
Depreciation & Amortization	7.1	7.1	4.9	5.2	27.3	29.2	24.4
One-Time Expenses	1.1	2.6	0.2	(0.5)	2.3	4.7	3.3
Adjusted EBITDA	**$7.5**	**$1.1**	**($4.6)**	**$6.7**	**$4.9**	**$7.1**	**$10.7**
Adjusted EBITDA Margin %	*21%*	*4%*	*NA*	*18%*	*3%*	*5%*	*9%*

GAIN CAPITAL 20

GAAP EPS to Adjusted EPS Reconciliation

(GAIN Capital)

                                          3 Mos . Ended
                                               9/30/14
GAAP Earnings per Share (Diluted)               $0.32
  Restructuring and Acquisition Costs            0.04
                                          =================
Adjusted Earnings per Share (Diluted)           $0.36

                                                                              21

GAAP EPS to Cash EPS Reconciliation

(GAIN Capital)

                                         3 Mos. Ended
                                            9/30/14
GAAP Ear ni ngs per Share (Diluted)       $0. 32
  Depreciation and Amortization               0.03
  Purchase Intangible Amortization            0.03
  Non-cash Interest Expense                   0.01
                                      ================
Cash Earnings per Share (Diluted)            $0.40

                                                                              22

Definition of Metrics

[] Funded Accounts

[] Retail accounts who maintain a cash balance

[] Trading Volume

[] Represents the U. S.  dollar equivalent of notional amounts traded

[] Customer Assets

[] Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions

                                                                              23

GAIN Capital to Acquire City Index

Creating a Global Leader in Online Trading

October 31, 2014

                                                                              24